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                           ZERO GRAVITY INTERNET FUND,
                         A SERIES OF ZERO GRAVITY FUNDS
                  PROSPECTUS SUPPLEMENT DATED OCTOBER 17, 2000
                       TO PROSPECTUS DATED APRIL 24, 2000

NAME CHANGES

         e-harmon Funds changed its name to "Zero Gravity Funds." e-harmon Internet Fund, a series of Zero Gravity Funds, changed its name to "Zero Gravity Internet Fund."

         The investment adviser to the Fund changed its name to "Zero Gravity Capital Management LLC."

References in the Prospectus to the "e-harmon Internet Fund" and the "Fund" refer to the Zero Gravity Internet Fund, and references to "e-harmon Capital Management LLC" and the "Adviser" refer to Zero Gravity Capital Management LLC.

INVESTMENT TEAM

         THE FOLLOWING REPLACES THE INFORMATION CONTAINED IN THE PROSPECTUS ON PAGES 5-7 OF THE PROSPECTUS UNDER "HOW THE FUND IS MANAGED," BEGINNING WITH THE THIRD PARAGRAPH OF THAT SECTION.

The Fund is managed by an investment team comprised of Lisa Cavallari, Randy Chin and Patrick Wong. The Fund's annual management fee is 1.25% of average daily net assets.

LISA A. CAVALLARI
Ms. Cavallari was a Principal at Barclays Global Investors ("BGI") from 1997 to February 2000 when she joined Zero Gravity Capital Management LLC. As part of the Advanced Active Group there, she served as Portfolio Manager for the retail asset allocation funds, including the actively managed Barclays Global Investors LifePath(R) mutual funds. As a Portfolio Manager for the U.S. Tactical Asset Allocation products ($20 billion assets under management), she co-managed the team that conducted $1 billion asset class mix shifts. At BGI she was also responsible for the construction and trading of equity and fixed income derivative strategies for institutional clients. From 1991 to 1995, Ms. Cavallari was an analyst in the Russell Index Group at Frank Russell Company where she was responsible for the annual index reconstitution efforts. Ms. Cavallari holds a B.A. in Economics from Northwestern University and graduated from the University of Chicago's Graduate School of Business with an MBA in finance and statistics.

RANDY CHIN
Mr. Chin joined Zero Gravity Capital Management LLC in March, 2000 from Deutsche Banc Alex. Brown where he spent over three years as an equity research analyst covering the e-Business/e-Process sectors (B2B e-commerce, digital marketplaces, e-hubs, Internet infrastructure, enterprise applications, business intelligence, ERP, etc.). From 1993 to 1996, Mr. Chin was an Assistant Vice President, securities analyst and Portfolio Manager at Beacon Fiduciary Advisors. From 1988 to 1993, Mr. Chin worked at Hellman, Jordan Management Co. as an Assistant Vice President and equity analyst. Mr. Chin received his A.B. magna cum laude from Harvard College. Mr. Chin is a Chartered Financial Analyst and is currently a member of the Los Angeles Society of Financial Analysts, the Security Analysts of San Francisco, and the Association for Investment Management and Research.


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PATRICK WONG
Prior to joining Zero Gravity Capital Management LLC in April, 2000, Mr. Wong was an Associate in the International Offshore Banking Group at Merrill Lynch in New York from 1998 to 1999. From 1997 to 1998, Mr. Wong was an analyst in the Fixed Income Derivatives Group at Morgan Stanley in Tokyo. Mr. Wong graduated from Boston College with a B.S. degree from the Carroll Wallace School of Management, and a M.S. and MBA from Northeastern University Graduate School of Professional Accounting. Mr. Wong is a Certified Public Accountant and a member of the AICPA.

OVERNIGHT DELIVERY ADDRESS CHANGE

The Fund's overnight delivery address for use when sending applications, additional investments, redemption requests and other correspondence via an overnight courier will change beginning October 1, 2000. The Fund's P.O. Box and its phone number will not change.

Effective October 1, 2000, the Fund's overnight delivery address will be:

                           Zero Gravity Internet Fund
                                     Suite A
                                803 West Michigan
                              Milwaukee, Wisconsin
                                   53233-2301

The above replaces the overnight delivery address appearing on pages 18 and 20 and the back cover of the Prospectus.


     PLEASE RETAIN THIS SUPPLEMENT WITH YOUR RECORDS FOR FUTURE REFERENCE.
               THIS SUPPLEMENT REPLACES ANY PREVIOUS SUPPLEMENTS.